OTHER INCOME (EXPENSE), NET - Schedule of Components of Other Income (expense), Net (Details) - USD ($) $ in Thousands		12 Months Ended
		Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Other Income And Expenses [Abstract]
Foreign exchange gain (loss)		$ 1,315	$ (2,934)	$ (3,880)
Tax reversal for expiration of statute of limitations	[1]			1,182
Gain on liquidation of subsidiary		6
Aged account payable write-off	[2]			3,161
Gain of investment			347
Other		328	421	409
Total		$ 1,649	$ (2,166)	$ 872

[1]	In 2019, approximately $1.2 million reversal of ASC 460 reserve due to expiration of the related statute of limitations.
[2]	In 2019, the Company reversed an aged account payable balance due to the expiration of the related statute of limitations in India.